UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 31, 2006

          Bear Stearns Commercial Mortgage Securities Trust 2006-TOP24
--------------------------------------------------------------------------------
                         (Exact name of issuing entity)

                Bear Stearns Commercial Mortgage Securities Inc.
--------------------------------------------------------------------------------
            (Exact name of the depositor as specified in its charter)

  Wells Fargo Bank, National Association, Morgan Stanley Mortgage Capital Inc., Bear Stearns Commercial Mortgage, Inc. and Principal Commercial Funding II, LLC.
--------------------------------------------------------------------------------
             (Exact name of sponsors as specified in their charters)

Delaware                            333-130789-02               13-3411414
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission File Number     (IRS Employer
of incorporation of depositor)     of issuing entity)          Identification
                                                               No. of depositor)

      383 Madison Avenue      New York, New York                          10179
--------------------------------------------------------------------------------
(Address of principal executive offices of depositor)    (Zip Code of depositor)

Depositor's telephone number, including area code (212) 272-2000

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

      On October 31, 2006, Bear Stearns Commercial Mortgage Securities Inc. (the "Depositor") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of October 1, 2006 (the "Pooling and Servicing Agreement"), among the Depositor, Wells Fargo Bank, National Association, as master servicer, ARCap Servicing, Inc., as special servicer, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as paying agent and certificate registrar, of Bear Stearns Commercial Mortgage Securities Trust 2006-TOP24, Commercial Mortgage Pass-Through Certificates, Series 2006-TOP24 (the "Certificates"). The Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4, Class A-M and Class A-J Certificates, having an aggregate initial principal amount of $1,375,496,000, were sold to Bear, Stearns & Co. Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of October 18, 2006, by and among the Company and the Underwriters.

      On October 31, 2006, the Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class X-1 and Class X-2 Certificates (collectively, the "Privately Purchased Certificates") were sold to Bear, Stearns & Co. Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Initial Purchasers"), pursuant to a Certificate Purchase Agreement, dated as of October 18, 2006, by and between the Depositor and the Initial Purchasers. On October 31, 2006, the Class R-I, Class R-II and Class R-III (together with the Purchased Certificates, the "Private Certificates") were sold to Morgan Stanley & Co. Incorporated. The Private Certificates were sold or privately placed, as applicable, in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. The net proceeds of the sale and placement, as applicable, of the Private Certificates were applied to the purchase of the mortgage loans by the Depositor from Wells Fargo Bank, National Association, Morgan Stanley Mortgage Capital Inc., Bear Stearns Commercial Mortgage, Inc. and Principal Commercial Funding II, LLC.

      Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit 1 Underwriting Agreement, dated October 18, 2006, by and among Bear Stearns Commercial Mortgage Securities Inc., as depositor and Bear, Stearns & Co. Inc. and Morgan Stanley & Co. Incorporated, as underwriters.

Exhibit 4 Pooling and Servicing Agreement, dated as of October 1, 2006, by and among Bear Stearns Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, ArCap Servicing, Inc., as special servicer, LaSalle Bank National Association, as trustee and custodian, and Wells Fargo Bank, National Association, as paying agent, authenticating agent and certificate registrar.

Exhibit 10.1 Primary Servicing Agreement, dated as of October 1, 2006, between Principal Global Investors, LLC and Wells Fargo Bank, National Association, under which Principal Global Investors, LLC services the Mortgage Loans set forth on the schedule attached thereto (included as Exhibit G-1 to Exhibit 4).

Exhibit 10.2 Mortgage Loan Purchase Agreement, dated as of October 18, 2006, between Bear Stearns Commercial Mortgage Inc. and Bear Stearns Commercial Mortgage Securities Inc., relating to the mortgage loans sold to the depositor by Bear Stearns Commercial Mortgage Inc.

Exhibit 10.3 Mortgage Loan Purchase Agreement, dated as of October 18, 2006, between Wells Fargo Bank, National Association and Bear Stearns Commercial Mortgage Securities Inc., relating to the mortgage loans sold to the depositor by Wells Fargo Bank, National Association.

Exhibit 10.4 Mortgage Loan Purchase Agreement, dated as of October 18, 2006, between Morgan Stanley Mortgage Capital Inc. and Bear Stearns Commercial Mortgage Securities Inc., relating to the mortgage loans sold to the depositor by Morgan Stanley Mortgage Capital Inc.

Exhibit 10.5 Mortgage Loan Purchase Agreement, dated as of October 18, 2006, between Principal Commercial Funding II, LLC and Bear Stearns Commercial Mortgage Securities Inc., relating to the mortgage loans sold to the depositor by Principal Commercial Funding II, LLC.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 16, 2006                 BEAR STEARNS COMMERCIAL
                                        MORTGAGE SECURITIES INC.


                                        By: /s/ Richard A. Ruffer Jr.
                                            ------------------------------------
                                            Name: Richard A. Ruffer Jr.
                                            Title: Vice President

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                     Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

1                       Underwriting Agreement, dated                   (E)
                        October 18, 2006, by and among Bear
                        Stearns Commercial Mortgage
                        Securities Inc., as depositor and
                        Bear, Stearns & Co. Inc. and Morgan
                        Stanley & Co. Incorporated, as
                        underwriters.

4                       Pooling and Servicing Agreement,                (E)
                        dated as of October 1, 2006, by and
                        among Bear Stearns Commercial
                        Mortgage Securities Inc., as
                        depositor, Wells Fargo Bank,
                        National Association, as master
                        servicer, ArCap Servicing, Inc., as
                        special servicer, LaSalle Bank
                        National Association, as trustee and
                        custodian, and Wells Fargo Bank,
                        National Association, as paying
                        agent, authenticating agent and
                        certificate registrar.

10.1                    Primary Servicing Agreement, dated              (E)
                        as of October 1, 2006, between
                        Principal Global Investors, LLC and
                        Wells Fargo Bank, National Association,
                        under which Principal Global Investors,
                        LLC services the Mortgage Loans set
                        forth on the schedule attached thereto
                        (included as Exhibit G-1 to Exhibit 4).

10.2                    Mortgage Loan Purchase Agreement,               (E)
                        dated as of October 18, 2006,
                        between Bear Stearns Commercial
                        Mortgage Inc. and Bear Stearns
                        Commercial Mortgage Securities Inc.,
                        relating to the mortgage loans sold
                        to the depositor by Bear Stearns
                        Commercial Mortgage Inc.

10.3                    Mortgage Loan Purchase Agreement,               (E)
                        dated as of October 18, 2006,
                        between Wells Fargo Bank, National
                        Association and Bear Stearns
                        Commercial Mortgage Securities Inc.,
                        relating to the mortgage loans sold
                        to the depositor by Wells Fargo
                        Bank, National Association.

10.4                    Mortgage Loan Purchase Agreement,               (E)
                        dated as of October 18, 2006,
                        between Morgan Stanley Mortgage
                        Capital Inc. and Bear Stearns
                        Commercial Mortgage Securities Inc.,
                        relating to the mortgage loans sold
                        to the depositor by Morgan Stanley
                        Mortgage Capital Inc.

10.5                    Mortgage Loan Purchase Agreement,               (E)
                        dated as of October 18, 2006,
                        between Principal Commercial Funding
                        II, LLC and Bear Stearns Commercial
                        Mortgage Securities Inc., relating
                        to the mortgage loans sold to the
                        depositor by Principal Commercial
                        Funding II, LLC.